                                                                   EXHIBIT 10.16

                                                                [EXECUTION COPY]

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                           BUSINESS TRANSFER AGREEMENT

                                 by and between

                            Amkor Technology Limited
                             (f/k/a C.I.L. Limited)

                            Anam Semiconductor, Inc.
                        (f/k/a Anam Industrial Co., Ltd.)

                                 Anam USA, Inc.

                             Amkor Technology, Inc.
                         (f/k/a Amkor Electronics, Inc.)

                          dated as of January 27, 2003

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

                           BUSINESS TRANSFER AGREEMENT

THIS BUSINESS TRANSFER AGREEMENT (this "Agreement"), dated as of January 27, 2003 (the "Effective Date") is entered into by and between AMKOR TECHNOLOGY, INC. ("Amkor") a Delaware corporation with a place of business at 1345 Enterprise Drive, West Chester, Pennsylvania 19380; AMKOR TECHNOLOGY LIMITED ("ATL"), a Cayman Islands corporation with a place of business at P.O. Box 10513 APO Georgetown, Grand Cayman, Cayman Islands; ANAM SEMICONDUCTOR, INC. ("ASI") a Korean corporation with a place of business at 891-10, Daechi-dong, Kangnam-gu, Seoul 133-523, Korea; and ANAM USA, INC. ("Anam USA") a Pennsylvania corporation with a place of business at 1345 Enterprise Drive, West Chester, Pennsylvania 19380 (each a "Party", collectively the "Parties").

                              W I T N E S S E T H:

         WHEREAS, ASI is engaged in the business of providing Foundry Services, and owns and operates a semiconductor foundry in Korea;

         WHEREAS, Amkor operates a foundry services business unit whereby it supplies Products to Customers utilizing Foundry Services provided by ASI (the "Foundry Services Business");

         WHEREAS, the Parties entered into a certain Foundry Agreement dated January 1, 1998, as amended, (the "Foundry Agreement") pursuant to which ASI manufactures semiconductor wafers and otherwise performs Foundry Services for Amkor;

         WHEREAS, ASI wishes to have Purchaser (as defined under Article 2 hereof) acquire of the Foundry Services Business from Amkor; and

         WHEREAS, Amkor wishes to transfer the Foundry Services Business to such Purchaser.

         NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and promises contained herein, the Parties hereby agree to transfer the Foundry Services Business in accordance with the terms and conditions herein.

                             ARTICLE 1. DEFINITIONS

         SECTION 1.1. DEFINITIONS. Any capitalized terms used, but not defined elsewhere in this Agreement shall have the meanings ascribed to them in this
Section 1.1.

         (a) "Affiliate" of a Party means an entity that is controlled by such Party or by an entity controlling such Party. For the purposes of the foregoing, "control" means ownership, directly or indirectly, of at least 50% of the voting stock of the controlled entity.

         (b) "Assets" means those assets set forth in Schedule 1.10 which are to be transferred to Purchaser (as defined under Article 2 hereof) in connection with the transfer of the Foundry Services Business.

         (c) "Assumed Liabilities" means those liabilities to be assumed by Purchaser in connection with the transfer of the Foundry Services Business, which are set forth more specifically in Schedule 1.10.

         (d)      "Books and Records" shall have the meaning set forth in
Section 3.1(c).

         (e) "Change of Control" means, with respect to a Party: (A) the direct or indirect acquisition of either (i) the majority of the voting stock of such Party or (ii) all or substantially all of the assets of such Party, by another entity in a single transaction or series of related transactions; or (B) the merger of such Party with, or into, another entity. The reincorporation of a Party shall not be considered a Change of Control.

         (f) "Closing Date" shall be February 28, 2003, or such other date as the Parties mutually agree upon.

         (g) "Customer" means a third party with whom Amkor or ATL enters into a contractual arrangement to provide Foundry Services.

         (h) "Foundry Fees" shall have the meaning set forth in the Foundry Agreement.

         (i) "Foundry Services" means the manufacturing and testing of Products, including semiconductor wafers and die, and related services provided to a Customer.

         (j)      "Leases" means the real property leases set forth on Schedule
1.10.

         (k) "Products" means semiconductor wafers, die, and other materials or deliverables provided by Amkor and its affiliate for Customers.

         (l)      "Purchase Price" shall have the meaning set forth in Section
2.1.

         (m)      "Purchaser" shall have the meaning set forth in Section 2.1.

         (n) "Taxes" means all taxes, customs duty, charges, fees, levies or other assessments, including income, gross receipts, excise, property, stamp, registrations, sales, license, payroll, consumption, value added, withholding and franchise taxes and any secondary tax liability, imposed by Korea, the United States or any other country or any local government or taxing authority or political subdivision or agency thereof or therein, and such term shall include any interest, penalties or additions attributable to such taxes, charges, fees, levies or other assessments.

                       ARTICLE 2. PURCHASE PRICE & PAYMENT

         SECTION 2.1. FORMATION OF A U.S. SUBSIDIARY OF ASI AS PURCHASER. ASI shall establish in the United States a new subsidiary which will serve as the purchaser of the Foundry Service Business ("Purchaser") within three (3) weeks from the date following the Effective date.

         SECTION 2.2. PURCHASE PRICE. In consideration of Amkor's transfer of the Foundry Services Business, Purchaser shall pay Amkor a purchase price in the amount of US$62,000,000 (the "Purchase Price").

         SECTION 2.3. PAYMENT. On the Closing Date, Purchaser shall pay to Amkor the Purchase Price.

         SECTION 2.4. FLOW OF FUNDS AMONG THE PARTIES.

         (a) The Parties of this Agreement shall agree to the following order of the flows of funds in cash or immediately available funds as of the Closing Date:

                  (i) Amkor shall make a payment in the amount of US$62,000,000 to Anam USA as its payment of accounts payable owed to Anam USA under the Foundry Agreement;

                  (ii) Immediately upon receipt of the payment by Amkor in the amount of US$62,000,000 as provided in (i) above, Anam USA shall remit US$62,000,000 to ASI as its payment of accounts payable owed to ASI under the Foundry Agreement;

                  (iii) Immediately upon receipt of the payment by Anam USA in the amount of US$62,000,000 as provided in (ii) above, ASI shall make capital injection into Purchaser in the amount that is at least equal to the Purchase Price; and

                  (iv) Immediately upon receipt of the capital injection by ASI in the amount that is at least equal to the Purchase Price as provided in (iii) above, Purchaser shall make the payment of the Purchase Price to Amkor as provided under Section 2.3 hereof.

         (b) The Parties agree that certain escrow arrangements are advisable to make certain that the funds shall flow as set forth in (a) above, and, in order to implement such escrow arrangements, the Parties shall negotiate in good faith to provide for details of such escrow arrangements prior to the Closing Date. The escrow arrangements shall require each of Amkor, Anam USA, ASI and Purchaser (x) to establish a bank account with the escrow agent which is a banking institution licensed to do business in the United States, (y) to give such escrow agent a payment instruction as noted in Section 2.4. (a) above prior to the Closing Date and (z) to authorize such escrow agent to make the flows of funds as noted in Section 2.4 (a) above, but not otherwise in any event: provided, however, that the fund flows as provided in Section 2.4 (a) (i) and
Section 2.4 (a) (ii) may be consolidated.

         (c) The Parties understand and agree that the Closing Date shall be a date on or after Amkor secures sufficient cash reserves from collection of the outstanding receivables due from the Clients to Amkor. After the Closing Date, Amkor shall remit to Anam USA any receivables collected from Customers. Such payments shall only be made as the receivables are actually collected in satisfaction of Amkor's outstanding payable to Anam USA.

         SECTION 2.5. APPROVALS. ASI shall be responsible for (i) initiating and complying with all relevant legal procedures and (ii) obtaining the Korean approvals (including but not limited to the approvals under the Foreign Exchange Transaction Act), necessary to establish Purchaser and cause Purchaser pay the Purchase Price to Amkor. In the event that for whatever reason ASI's fails to obtain such Korean approvals, the Parties to this Agreement shall negotiate in good faith an alternative structure to consummate the sale and purchase transaction provided hereunder. Further, ASI shall be jointly and severally liable (together with Purchaser) for the performance of the obligations of Purchaser under this Agreement, including the obligation to make the payment of the Purchase Price by Purchaser to Amkor.

                          ARTICLE 3. TRANSFER OF ASSETS

         SECTION 3.1. SALE AND PURCHASE. On the Closing Date, subject to the terms and conditions contained in this Agreement, and in consideration of Purchaser's payment of the Purchase Price and assumption of the Assumed Liabilities, Amkor shall (or shall cause its Affiliate to) sell, convey, transfer, assign and deliver to Purchaser, and Purchaser shall (or shall cause its Affiliate to) purchase and acquire from Amkor (or shall cause its Affiliate), all right, title and interest in and to the following assets of Amkor used in the Business (the "Transferred Assets"):

                  (a) all personal property Assets set forth on Schedule 1.10;

                  (b) the real property Leases relating to the Foundry Services Business as set forth on Schedule 1.10;

                  (c) all marketing and other rights under the Foundry Agreement; and

                  (d) certain records relating solely and exclusively to the Foundry Services Business, including customer lists, drawings, notebooks, specifications, advertising and promotional materials, marketing materials, and engineering materials (the "Books and Records").

         SECTION 3.2. ASSUMPTION OF LIABILITIES. From and after the Closing Date, Purchaser shall assume, on the terms and subject to the conditions set forth herein, the obligations and liabilities set forth in Schedule 1.10 ("Assumed Liabilities").

         SECTION 3.3. NO WARRANTY. The Assets are sold to Purchaser strictly on an "as-is" basis. Except as otherwise specifically set forth in this Agreement, TO THE FULLEST EXTENT PERMITTED BY LAW, AMKOR HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF ANY KIND, WHETHER EXPRESS OR IMPLIED, REGARDING ANY OF THE ASSETS, OR REGARDING THEIR MERCHANTABILITY OR THEIR FITNESS FOR ANY PARTICULAR PURPOSE. Purchaser hereby acknowledges and confirms that it has had the opportunity to inspect and has inspected the Assets and accepts them "as-is" and further will not hold Amkor (or its Affiliates) liable for any malfunctioning, irreparable or unusable state of the Assets.

         SECTION 3.4. Each Party shall use commercially reasonable efforts to facilitate the transfer of the Transferred Assets contemplated hereby.

         SECTION 3.5. ALLOCATION OF THE PURCHASE PRICE. Amkor and Purchaser covenant to use their respective best efforts to, on or prior to the Closing Date, agree on the allocation of the Purchase Price on Assets among the equipment, current assets, transferred intellectual property, other assets and goodwill. Amkor and Purchaser shall (i) be bound by any Allocation for purposes of determining any Taxes, (ii) prepare and file its tax returns on a basis consistent with any Allocation, and (iii) take no position inconsistent with any Allocation on any applicable tax return or in any action before any governmental authority or otherwise. In the event that the Allocation is disputed by any governmental authority, the party receiving notice of the dispute shall promptly notify the other party hereto concerning resolution of the dispute. Amkor and Purchaser agree to cooperate fully to record and file any and all government filings to report information concerning amount of consideration in the transaction and its allocation among the assets.

                        ARTICLE 4. TRANSFER OF EMPLOYEES

         SECTION 4.1. On or before the Closing Date, Purchaser shall hire those employees of Amkor and/or its Affiliates which are set forth on Schedule 4.1. Such employment shall be on terms substantially similar to the employees' existing terms and conditions of employment. Amkor shall be responsible for payment of the severance obligations associated with any termination of such employees, as set forth in more detail in Schedule 4.1 hereto.

                         ARTICLE 5. TRANSITION SERVICES

         SECTION 5.1. Each Party shall use all commercially reasonable efforts to cooperate and assist in the transition of existing Customers to Purchaser. Such assistance and cooperation shall include transfer of the Customer billing function to Purchaser.

         SECTION 5.2. ASI shall provide, or cause any if its Affiliates to provide, reasonable access to documents, financial statements, etc. to the extent necessary to support any required future Amkor SEC filings, financial reporting requirements and similar obligations.

         SECTION 5.3. ASI shall use all commercially reasonable efforts to provide assistance and cooperation as necessary to support Amkor's collection of any outstanding amounts due from Customers, including, without limitation, those amounts due in connection with disputed warranty and similar claims.

         SECTION 5.4. Within five (5) days following execution of this Agreement, the Parties shall meet to discuss and develop an integration process to complete the transfer of the Transferred Assets to Purchaser, and terminate ASI's use of any IT databases and resources shared between AWFS, Amkor, and ASI (as detailed in Schedule 5.4). Such transition process shall be completed within a period not to exceed one hundred and twenty (120) days following the Closing Date.

         SECTION 5.5. Each Party shall otherwise use commercially reasonable efforts to do such other things and take such other actions as are necessary to effect the transactions contemplated by this Agreement.

                   ARTICLE 6. TERMINATION OF FOUNDRY AGREEMENT

         SECTION 6.1. Subject to Section 6.2, effective as of the Closing Date, the Foundry Agreement

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shall terminate.

         SECTION 6.2. Notwithstanding anything to the contrary herein, the following provisions of the Foundry Agreement shall not be affected by termination of the Foundry Agreement, and such provisions shall survive termination of the Foundry Agreement and continue in full force and effect as if set forth in their entirety herein: Article 8 (Confidential Information);
Article 12 (Warranties); Article 13 (Indemnities).

         SECTION 6.3. This Agreement represents the full and final agreement and settlement between the Parties with respect to all obligations under the Foundry Agreement. Except with respect to those obligations specifically undertaken by the Parties as set forth in this Agreement, each Party, on behalf of itself and its Affiliates, hereby fully releases and discharges the other Parties and their Affiliates from any and all obligations under the Foundry Agreement, and waive any and all claims of any kind against the other Parties and their Affiliates arising under the Foundry Agreement.

                            ARTICLE 7. PENDING CLAIMS

         SECTION 7.1. Notwithstanding anything to the contrary herein, Purchaser shall assume and retain all responsibility and liability for any and all claims of any type, arising out of or relating in any way to its provision of Foundry Services to Amkor or its Affiliates under the Foundry Agreement prior to the Closing Date of this Agreement, including, without limitation, the pending Alcatel claim and pending litigation proceedings in Paris, France (Docket nos. 2002015641, 2002042245, 2002/10999, 2002024616).

                             ARTICLE 8. ARBITRATION

         SECTION 8.1. ARBITRATION OF DISPUTES.

                  (a) Any controversy, dispute or claim arising out of, in connection with, or in relation to the interpretation, performance or breach of this Agreement, including any claim based on contract, tort or statute, shall be settled, at the request of any Party, by arbitration conducted in Philadelphia, Pennsylvania or such other location upon which the Parties may mutually agree, before and in accordance with the then-existing Rules of Commercial Arbitration of the American Arbitration Association ("AAA"), and judgment upon any award rendered by the arbitrator may be entered by any court having jurisdiction thereof.

                  (b) The Parties hereby consent to the jurisdiction of an arbitration panel and of the courts located in, and venue in, Philadelphia, Pennsylvania with respect to any dispute arising under this Agreement.

                  (c) Any controversy concerning whether a dispute is an arbitral dispute hereunder shall be determined by the one or more arbitrators selected in accordance with Section 8.3.

                  (d) The Parties intend that this agreement to arbitrate be valid, specifically enforceable and irrevocable.

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

         SECTION 8.2. INITIATION OF ARBITRATION. A Party may initiate arbitration hereunder by filing a written demand for arbitration with each other Party to the dispute in accordance with Section 10.10 and with the AAA. Arbitration hereunder shall be conducted on a timely, expedited basis.

         SECTION 8.3. SELECTION OF ARBITRATOR. Any arbitration shall be held before a single arbitrator, who shall be selected in accordance with the procedures of the AAA, and shall be a member of the Large Complex Case Panel with significant intellectual property (patent and copyright) law and semiconductor manufacturing experience. If the Parties are unable to agree on a single arbitrator, then Amkor and ASI shall each select an arbitrator and such arbitrators shall select a third arbitrator. Such arbitration shall then be held before such three arbitrators.

         SECTION 8.4. AWARDS. The arbitrator(s) may, in its discretion, award to the prevailing Party in any arbitration proceeding commenced hereunder, and the court shall include in its judgment for the prevailing Party in any claim arising hereunder, the prevailing Party's costs and expenses (including expert witness expenses and reasonable attorneys' fees) of investigating, preparing and presenting such arbitration claim or cause of action.

                                ARTICLE 9. TAXES

         SECTION 9.1. TAX WITHHOLDING. If Purchaser is required by the relevant laws to deduct or withhold any sales and/or other Taxes payable with respect to the relevant part of the Purchase Price, and other Taxes in connection with the purchase or perfection of transfer of the Foundry Services Business or any of the Assets, Purchaser (i) may deduct or withhold, and shall pay such Taxes to the relevant tax authorities and (ii) shall provide Amkor with the receipts evidencing payment of such relevant Taxes within five (5) days from such payment.

         SECTION 9.2. GOVERNMENTAL APPROVAL. In execution and delivery of this Agreement and in performance of obligations hereunder, both Parties agree where material approvals from governmental entities (if any) are deemed appropriate or necessary by any Party to this Agreement, these items shall have been timely obtained.

                               ARTICLE 10. GENERAL

         SECTION 10.1. CONSTRUCTION. All references in this Agreement to "Articles," "Sections", "Schedules" and "Exhibits" refer to the articles, sections, schedules and exhibits of this Agreement. The words "hereof," "herein" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any subdivision contained in this Agreement. The words "include" and "including" when used herein are not exclusive and mean "include, without limitation" and "including, without limitation," respectively.

         SECTION 10.2. INDEPENDENT CONTRACTORS. The Parties hereto are independent contractors. Nothing contained herein or done pursuant to this Agreement shall constitute any Party the agent of any other Party for any purpose or in any sense whatsoever, or constitute the Parties as partners or joint venturers. Neither party shall have any authority to bind the other party to any contract with any third Party, except as specifically set forth herein.

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

         SECTION 10.3. ASSIGNABILITY. No Party shall assign or delegate this Agreement, or any of its rights or duties hereunder, directly, indirectly, by operation of law, or otherwise, or in connection with a Change of Control, except to an Affiliate, and any such purported assignment or delegation shall be void, except with the express written consent of the other Parties, which consent shall not be unreasonably withheld. Without limiting the foregoing, any permitted assigns or successors of the Parties shall be bound by all terms and conditions of this Agreement and this Agreement shall inure to the benefit of such permitted successors or assigns.

         SECTION 10.4. AMENDMENT. No alteration, amendment, waiver, cancellation or any other change in any term or condition of this Agreement shall be valid or binding on any Party unless mutually assented to in writing by all Parties.

         SECTION 10.5. FORCE MAJEURE. No Party shall be liable for delay in performance or failure to perform, in whole or in part, to the extent due to labor dispute, strike, war or act of war, insurrection, riot, civil unrest, act of public enemy, fire, flood, or other acts of God, or the acts of any governmental authority, or other causes beyond the control of such Party. The Party experiencing such cause or delay shall immediately notify the other Parties of the circumstances which may prevent or significantly delay its performance hereunder, and shall use its best efforts to alleviate the effects of such cause or delay.

         SECTION 10.6. COMPLIANCE WITH LAWS. Each Party shall comply with all applicable United States and Korean laws, rules, statutes and regulations in performing its obligations hereunder.

         SECTION 10.7. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA WITHOUT REGARD TO THAT STATE'S LAW REGARDING CHOICE OF LAWS. THE UNITED NATIONS CONVENTION ON THE INTERNATIONAL SALE OF GOODS SHALL NOT APPLY TO THIS AGREEMENT OR ANY TRANSACTIONS CONTEMPLATED HEREBY.

         SECTION 10.8. NO WAIVER . The failure of a Party to enforce at any time any of the provisions of this Agreement, or the failure to require at any time performance by any other Party of any of the provisions of this Agreement, shall in no way be construed to be a present or future waiver of such provisions, nor in any way affect the validity thereof or a Party's right to enforce each and every such provision thereafter. The express waiver by a Party of any provision, condition or requirement of this Agreement shall not constitute a waiver of any future obligation to comply with such provision, condition or requirement.

         SECTION 10.9. SEVERABILITY. If, for any reason, a court of competent jurisdiction finds any provision of this Agreement, or portion thereof, to be invalid or unenforceable, such provision of the Agreement will be enforced to the maximum extent permissible so as to effect the intent of the Parties, and the remainder of this Agreement will continue in full force and effect. The Parties agree to negotiate in good faith an enforceable substitute provision for any invalid or unenforceable provision that most nearly achieves the intent and economic effect of such provision.

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

         SECTION 10.10. NOTICES. All notices, requests, demands, waivers, and other communications required or permitted hereunder shall be in writing and shall be deemed to have been duly given: (i) when delivered by hand or confirmed facsimile transmission; (ii) one day after delivery by receipted overnight delivery; or (iii) four days after being mailed by certified or registered mail, return receipt requested, with postage prepaid to the appropriate address set forth at the beginning of this Agreement or to such other person or address as any Party shall furnish to the other Parties in writing pursuant to the above.

         SECTION 10.11. TITLES AND SUBTITLES. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

         SECTION 10.12. COUNTERPARTS. This Agreement may be executed in counterparts which, taken together, shall constitute one and the same document.

         SECTION 10.13. BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of the Parties hereto and their respective heirs, successors and permitted assigns.

         SECTION 10.14. NO THIRD PARTY BENEFICIARIES. Nothing in this Agreement shall confer any rights upon any person or entity other than the Parties hereto and their respective heirs, successors and permitted assigns.

         SECTION 10.15. LANGUAGE. This Agreement is entered into in the English language. In the event of any dispute concerning the construction or meaning of this Agreement, the text of the Agreement as written in the English language shall prevail over any translation of this Agreement that may have been or will be made.

         SECTION 10.16.APPROVALS. Each Party represents and warrants that it has obtained all necessary board and/or shareholder approvals and taken all other corporate action required to enter into this Agreement and consummate the transaction contemplated hereby.

         SECTION 10.17. ENTIRE AGREEMENT. The terms and conditions herein contained constitute the entire agreement between the Parties with respect to the subject matter hereof and supersede all previous and contemporaneous agreements and understandings, whether oral or written, between the Parties with respect to the subject matter hereof.

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

         IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their duly authorized officers or representatives to be effective as of the date first above written.

AMKOR TECHNOLOGY, INC.                  AMKOR TECHNOLOGY LIMITED

By:    /s/ John Boruch                  By:    /s/ Kenneth Joyce
       -------------------------              --------------------------

Name:  John Boruch                      Name:  Kenneth Joyce

Title: President                        Title: Director and Chairman

ANAM SEMICONDUCTOR, INC.                ANAM USA, INC.

By:    /s/ Kwang Jo An                  By:    /s/ Hong Taek Chung
       -------------------------              --------------------------

Name:  Kwang Jo An                      Name:  Hong Taek Chung

Title: Senior Vice President            Title: President

                                  SCHEDULE 1.10
                            PERSONAL PROPERTY ASSETS

                                  SEE ATTACHED

                    ORACLE
LOCATION            ASSET #                  DESCRIPTION
BLDG & LHILHI

Boise, ID           L12154              EXPANSION OF COMPUTER ROOM
Boise, ID           L12153              AIR CONDITIONING SYSTEM FOR
Boise, ID           L12148              EXPANSION OF COMPUTER ROOM
Boise, ID           L12147              NEW FLOOR COVERING SOUNDPR
Boise, ID           L12152              ADD OUTLETS AND DROPS AND 2
Boise, ID           L12149              PIPEWORK AND CIRCUITRY
Boise, ID           L12151              WIRING WORK ORDER 0101
Boise, ID           L12150              AIR CONDITIONING FOR LAN ROO
Boise, ID           L12146              REMODELING
Boise, ID           L12144              WIRING WORK ORDER 0101
Boise, ID           L12142              COFFEE STATION PARTIAL PY
Boise, ID           L12139              REMODELING
Boise, ID           L12138              COFFEE STATION FINAL PYMT
Santa Clara, CA     L12156              INSTALL CABLING
Santa Clara, CA     L12155              28 WORKSTATION OUTLETS
Santa Clara, CA     L12145              ELECTRICAL WORK
Santa Clara, CA     L12143              INSTALL CABLING
Santa Clara, CA     L12141              ADD'L WORKSTATION OUTLETS
Santa Clara, CA     L12140              ADD'L WORK SANTA CLARA

HIP & COM.OP AND COM

Boise, ID           L12335              FORMER PIP SUPPLY CHAIN PR
Boise, ID           L12334              FORMER PIP SUPPLY CHAIN P
Boise, ID           L12333              NOV98 TRF FROM PIP TO DP F
Boise, ID           L12332              NOV98 TRF FROM PIP TO DP FA
Boise, ID           L12330              SILICON EMSEMBLE DSM AND SO
Boise, ID           L12315              NETAPP F740 FILER SYSTEM
Boise, ID           L12322              NOV98 TRF FROM PIP TO DP F
Boise, ID           L12313              FORMER PP SUPPLY CHAIN PR
Boise, ID           L12311              FORMER PP SUPPLY CHAIN P
Boise, ID           L12300              SUN WORKSTATION INCLUDING M
Boise, ID           L12314              300MHZ ULTRA 2
Boise, ID           L12305              TWO 250MHZ PROCESSORS AND C
Boise, ID           L12277              ORACLE 8 ENTERPRISE V.8F S
Boise, ID           L12297              CRI INTERNET PROJECT AND
Boise, ID           L12255              ULTRA10 440
Boise, ID           L12288              NOV98 TRF FROM PIP TO DP F
Boise, ID           L12234              ASM 3500 SOLARS
Boise, ID           L12336              FORMER PIP LIBRARY
Boise, ID           L12329              DRACULA/VIRTUOSO SOFTWARE
Boise, ID           L12328              TRF FROM PIP LIBRARY A
Boise, ID           L12326              VARIOUS COMPUTER EQUIP
Boise, ID           L12318              NET APP F740 FILER SYSTEM
Boise, ID           L12320              VARIOUS HARDWARD AND SOFTWA
Boise, ID           L12310              R4861 STATION AND PROBE AND
Boise, ID           L12316              TRF FROM PIP LIBRARY A
Boise, ID           L12308              THERMAL CENTRAL CONTROL SYS
Boise, ID           L12307              UPDATE AA18LP LIBRARIES TO
Boise, ID           L12306              SEMICONDUCTOR PARAMETER ANA
Boise, ID           L12304              STORAGE HDs
Boise, ID           L12301              INFINIUM OSCILLOSCOPE
Boise, ID           L12299              ODYSSEY CONSULTING LIBRARY
Boise, ID           L12298              ULTRAMD 4450 4MB CACHE
Boise, ID           L12292              3 SUN ULTRA 10 MODEL 40 WOR
Boise, ID           L12287              VIRTUSO SCHEMATIC COMPOSER
Boise, ID           L12294              HP PULSE GENERATOR TEK DP
Boise, ID           L12281              ULTRA 10 MODEL 440 WORKSTAT
Boise, ID           L12280              4 THINKPAD 570 PII MODEL 26
Boise, ID           L12285              STORAGE HDs AND CABLE

                      ORACLE
LOCATION              ASSET #                         DESCRIPTION
----------------      -------               ------------------------------
BLDG & LHI, I HI
--------------------------------------------------------------------------
Boise, ID             L12270                 DEVELOP A DESIGN AVANT VIE
--------------------------------------------------------------------------
Boise, ID             L12288                 4 COMPAQ DESKPROS
--------------------------------------------------------------------------
Boise, ID             L12265                 5 COMPAQ DESKPROS
--------------------------------------------------------------------------
Boise, ID             L12260                 TIME INTERVAL MEASUREMENTS
--------------------------------------------------------------------------
Boise, ID             L12264                 CISCO 3620
--------------------------------------------------------------------------
Boise, ID             L12258                 NETAPP HDW SUPPORT   F740
--------------------------------------------------------------------------
Boise, ID             L12242                 MZ 15EC AND ESD SIMULATOR
--------------------------------------------------------------------------
Boise, ID             179657                 ThinkPad
--------------------------------------------------------------------------
Boise, ID             L12236                 MODEL 228A VOLTAGE CURRENT
--------------------------------------------------------------------------
Boise, ID             L12228                 BD 150GB BMM MAMMOTH2 TAP
--------------------------------------------------------------------------
Boise, ID             L12263                 3 COMPAQ WORKSTATIONS
--------------------------------------------------------------------------
Boise, ID             L12232                 COMPAQ PRO RELIANT
--------------------------------------------------------------------------
Boise, ID             L12226                 SYNTH SIGNAL GENERATOR
--------------------------------------------------------------------------
Boise, ID             L12225                 HP LT 8500N
--------------------------------------------------------------------------
Boise, ID             L12222                 BACKUP SOFTWARE
--------------------------------------------------------------------------
Boise, ID             L12218                 2 COMPAQ DISKPRO
--------------------------------------------------------------------------
Boise, ID             L12212                 1 JET PRINTER AND 1 BW PRI
--------------------------------------------------------------------------
Boise, ID             L12235                 PROJECTOR
--------------------------------------------------------------------------
Boise, ID             L12201                 BACKUP SOFTWARE
--------------------------------------------------------------------------
Boise, ID             L12200                 IBM THINKPAD
--------------------------------------------------------------------------
Boise, ID             L12279                 VARIOUS COMPUTER EQUIPMENT
--------------------------------------------------------------------------
Boise, ID             L12198                 DEVELOP A DESIGN AVANT VI
--------------------------------------------------------------------------
Boise, ID             L12227                 18P TAPE BACKUP AUTOLOADER
--------------------------------------------------------------------------
Boise, ID             L12273                 256MB 1 BGB HDD PROLIANT
--------------------------------------------------------------------------
Boise, ID             L12215                 COMPAQ HARD DRIVES
--------------------------------------------------------------------------
Boise, ID             L12213                 TELECOM NETWORK ITEMS
--------------------------------------------------------------------------
Boise, ID             L12266                 3 PERSONAL COMPUTERS AND 1
--------------------------------------------------------------------------
Boise, ID             L12207                 2 17IN MONITORS AND 2 COM
--------------------------------------------------------------------------
Boise, ID             L12204                 VARIOUS IBM HARDWARE DRIVE
--------------------------------------------------------------------------
Boise, ID             L12257                 258MB MEMORY AND 4.2GB INT
--------------------------------------------------------------------------
Boise, ID             L12251                 HP PRINTER
--------------------------------------------------------------------------
Boise, ID             L12250                 FOUR PENTIUM II 266MHZ
--------------------------------------------------------------------------
Boise, ID             L12193                 TRANSPORT NX 15.0
--------------------------------------------------------------------------
Boise, ID             L12237                 THINKPAD LAPTOP
--------------------------------------------------------------------------
Boise, ID             L12186                 MICRON LAPTOP 2.4GB
--------------------------------------------------------------------------
Boise, ID             L12233                 VARIOUS COMPUTER EQUIPMENT
--------------------------------------------------------------------------
Boise, ID             L12183                 ADDITIONAL MEMORY
--------------------------------------------------------------------------
Boise, ID             L12169                 VP VEE 5.0 FOR WINDOWS
--------------------------------------------------------------------------
Boise, ID             L12208                 THINKPAD 765L
--------------------------------------------------------------------------
Boise, ID             L12192                 IBP POWER PC750 MICROPROCES
--------------------------------------------------------------------------
Boise, ID             L12189                 12GB DAT DRIVE
--------------------------------------------------------------------------
Boise, ID             L12185                 ARCK SERVE ENTERPRISE AND B
--------------------------------------------------------------------------
Boise, ID             L12175                 MONITOR AND CDROM AND KEYB
--------------------------------------------------------------------------
Boise, ID             L12173                 COMPUTER EQUIPMENT
--------------------------------------------------------------------------
Boise, ID             L12171                 HEWLETT PACKARD LASERJET PR
--------------------------------------------------------------------------
Boise, ID             L12167                 USE TAX ON 1997 PURCHASE
--------------------------------------------------------------------------
Boise, ID             L12158                 S AND H FOR INVOICE NO 3957
--------------------------------------------------------------------------
Boise, ID             L12161                 AD1200 129L 1
--------------------------------------------------------------------------
Boise, ID             L12162                 15 TATUNG DIGITAL MONITOR
--------------------------------------------------------------------------
Boise, ID             L12165                 HTDM RATE CHANGE/FACILITY C
--------------------------------------------------------------------------
Boise, ID             L12176                 AD 1200 129L1
--------------------------------------------------------------------------
Boise, ID             L12199                 2 DESKPRO 2000 AND ACCESSOR
--------------------------------------------------------------------------
Boise, ID             L12206                 4 MULTISCAN 17E2T AND ACCES
--------------------------------------------------------------------------
Boise, ID             L12223                 HP PRINTER
--------------------------------------------------------------------------
Boise, ID             L12230                 9.10GB SCSI ULTRAWIDE PLUG
--------------------------------------------------------------------------
Boise, ID             L12240                 512 KMB KIT FOR COMPAQ
--------------------------------------------------------------------------
Boise, ID             L12269                 4 DESKPRO 6000 AND ACCESSO
--------------------------------------------------------------------------
Boise, ID             L12271                 SWITCH COMPONENT
--------------------------------------------------------------------------
Boise, ID             L12272                 SWITCH COMPONENT
--------------------------------------------------------------------------
Boise, ID             L12275                 DESKPRO 6000 UPS MODEL 3000
--------------------------------------------------------------------------

                           ORACLE
LOCATION                   ASSET #                  DESCRIPTION
--------------------------------------------------------------------------------
BLDG & LIII.LHI
--------------------------------------------------------------------------------
Boise, ID                   L12283       SURE STORE DLT AND ACCESSOR
--------------------------------------------------------------------------------
Boise, ID                   L12284       ARMADA PENTIUM AND DESKPRO
--------------------------------------------------------------------------------
Boise, ID                   L12289       COPIER
--------------------------------------------------------------------------------
Boise, ID                   L12295       COMPAQ PROLIANT 6000 WITH 1
--------------------------------------------------------------------------------
Boise, ID                   L12296       SWITCH COMPONENT
--------------------------------------------------------------------------------
Santa Clara, CA             L12326       VARIOUS COMPUTER EQUIPMENT
--------------------------------------------------------------------------------
Santa Clara, CA             L12327       PRODUCTS SHOWN IN QUOTE 5 3
--------------------------------------------------------------------------------
Santa Clara, CA             L12319       VARIOUS HARDWARE AND SOFTWARE
--------------------------------------------------------------------------------
Santa Clara, CA             L12302       ULTRA60 MODL2450 DUAL 450
--------------------------------------------------------------------------------
Santa Clara, CA             L12309       COMPUTER EQUIPMENT
--------------------------------------------------------------------------------
Santa Clara, CA             L12303       CAPITALIZED SALARIES SCP
--------------------------------------------------------------------------------
Santa Clara, CA             L12278       IBM THINKPAD AND ACCESSORIES
--------------------------------------------------------------------------------
Santa Clara, CA             L12256       8 9.1GB INTERNAL DISKS 72
--------------------------------------------------------------------------------
Santa Clara, CA             L12290       2 COMPAQ DESKPROS AND 1 ROU
--------------------------------------------------------------------------------
Santa Clara, CA             L12286       LAN SEGMENTATION
--------------------------------------------------------------------------------
Santa Clara, CA             L12274       4 PENTIUM DESKPRO PCS
--------------------------------------------------------------------------------
Santa Clara, CA             L12221       IBM THINKPAD AND ACCESSORIES
--------------------------------------------------------------------------------
Santa Clara, CA             L12261       NOV96 TRF FROM PIP TO DP F
--------------------------------------------------------------------------------
Santa Clara, CA             L12259       1 MX3000 MATRIX UPS AND 4 S
--------------------------------------------------------------------------------
Santa Clara, CA             L12248       MEMORY UPGRADES
--------------------------------------------------------------------------------
Santa Clara, CA             L12191       3 9.1GB INTERNAL DISK DRI
--------------------------------------------------------------------------------
Santa Clara, CA             L12239       COMPUTER EQUIPMENT
--------------------------------------------------------------------------------
Santa Clara, CA             L12238       DESKSIDE AUTORAID ARRAY MOD
--------------------------------------------------------------------------------
Santa Clara, CA             L12182       DC HARDWARE DATAMATRIX VERI
--------------------------------------------------------------------------------
Santa Clara, CA             L12179       THT PRINTER AND ACCESS
--------------------------------------------------------------------------------
Santa Clara, CA             L12219       IBM THINKPAD P166
--------------------------------------------------------------------------------
Santa Clara, CA             L12220       IBM THINKPAD P166
--------------------------------------------------------------------------------
Santa Clara, CA             L12214       16P SURESTORE DAT24X6E
--------------------------------------------------------------------------------
Santa Clara, CA             L12211       3 CPU DESKPRO
--------------------------------------------------------------------------------
Santa Clara, CA             L12202       NOVELL NETWARE V4.11 25
--------------------------------------------------------------------------------
Santa Clara, CA             L12197       11 ETHERNETS
--------------------------------------------------------------------------------
Santa Clara, CA             L12196       IBM THINKPAD 600
--------------------------------------------------------------------------------
Santa Clara, CA             L12194       IBM THINKPAD P166
--------------------------------------------------------------------------------
Santa Clara, CA             L12187       SUPERSTACK SWITCH AND LAN S
--------------------------------------------------------------------------------
Santa Clara, CA             L12166       9.1GB INTERNAL DISK 7200 FO
--------------------------------------------------------------------------------
Santa Clara, CA             L12181       QMS ACCESS PROJECT TRF F
--------------------------------------------------------------------------------
Santa Clara, CA             L12177       SUPERSTACK DESKTOP SWITCH
--------------------------------------------------------------------------------
Santa Clara, CA             L12164       SWI PROJ 98 SOFTWARE
--------------------------------------------------------------------------------
Santa Clara, CA             L12160       USE TAX ON INVOICE 251794 0
--------------------------------------------------------------------------------
Santa Clara, CA             L12157       S&H FOR EIS INSTALLATION
--------------------------------------------------------------------------------
Santa Clara, CA             L12159       OVERHEAD PROJECTOR TABLE
--------------------------------------------------------------------------------
Santa Clara, CA             L12163       NEC MONITOR
--------------------------------------------------------------------------------
Santa Clara, CA             L12166       NEC MONITOR AND ACCESSORIES
--------------------------------------------------------------------------------
Santa Clara, CA             L12170       HP LASERJET PRINTER
--------------------------------------------------------------------------------
Santa Clara, CA             L12172       IBM SELECTADOCK II NEC MONI
--------------------------------------------------------------------------------
Santa Clara, CA             L12174       2 NEC MONITORS AND ACCESSOR
--------------------------------------------------------------------------------
Santa Clara, CA             L12178       HP COLOR PRINTER AND ACCESS
--------------------------------------------------------------------------------
Santa Clara, CA             L12180       HP LASERJET PRINTER AND ACC
--------------------------------------------------------------------------------
Santa Clara, CA             L12184       3 NEC MONITORS
--------------------------------------------------------------------------------
Santa Clara, CA             L12186       2 PRINTERS
--------------------------------------------------------------------------------
Santa Clara, CA             L12190       INSTALLATION LABOR AND MATE
--------------------------------------------------------------------------------
Santa Clara, CA             L12195       HP LASERJET PRINTER
--------------------------------------------------------------------------------
Santa Clara, CA             L12203       IBM CUP TPAD
--------------------------------------------------------------------------------
Santa Clara, CA             L12205       HARDDRIVE AND CD ROM UPGRA
--------------------------------------------------------------------------------
Santa Clara, CA             L12209       IBM CPU TPAD
--------------------------------------------------------------------------------
Santa Clara, CA             L12210       PROJECTOR AND SOFTBOARD AND
--------------------------------------------------------------------------------
Santa Clara, CA             L12216       ETHERNET AND HSS 3 PORT
--------------------------------------------------------------------------------
Santa Clara, CA             L12217       FULL SIZE SOFT BOARD FOR WI
--------------------------------------------------------------------------------
Santa Clara, CA             L12224       2 COMPAQ DESKPRO AND ACCESS
--------------------------------------------------------------------------------
Santa Clara, CA             L12229       IBM THINKPAD AND ACCESSORIES
--------------------------------------------------------------------------------

                           ORACLE
LOCATION                   ASSET#             DESCRIPTION
-----------------------------------------------------------------------------
BLDG & LHI, LHI
-----------------------------------------------------------------------------
Santa Clara, CA            L12231             IBM THINKPAD AND ACCESSORIE
-----------------------------------------------------------------------------
Santa Clara, CA            L12241             HP COLOR LASERJET PRINTER A
-----------------------------------------------------------------------------
Santa Clara, CA            L12243             CPU DESKPRO AND ACCESSORIES
-----------------------------------------------------------------------------
Santa Clara, CA            L12244             IBM THINKPAD AND ACCESSORIE
-----------------------------------------------------------------------------
Santa Clara, CA            L12245             IBM THINKPAD AND ACCESSORIE
-----------------------------------------------------------------------------
Santa Clara, CA            L12246             IBM THINKPAD AND ACCESSORIE
-----------------------------------------------------------------------------
Santa Clara, CA            L12247             IBM THINKPAD AND ACCESSORIE
-----------------------------------------------------------------------------
Santa Clara, CA            L12249             IBM THINKPAD AND ACCESSORIE
-----------------------------------------------------------------------------
Santa Clara, CA            L12252             IBM THINKPAD AND ACCESSORIE
-----------------------------------------------------------------------------
Santa Clara, CA            L12253             3 COMPAQ DESKPROS AND MONITO
-----------------------------------------------------------------------------
Santa Clara, CA            L12254             IBM CPU TPAD
-----------------------------------------------------------------------------
Santa Clara, CA            L12262             2 IBM THINKPADS AND ACCESSO
-----------------------------------------------------------------------------
Santa Clara, CA            L12276             SWI NETBUILDER2 EXBLT SYS
-----------------------------------------------------------------------------
Santa Clara, CA            L12282             FIREWALL AND GOLD SERVICE
-----------------------------------------------------------------------------
Santa Clara, CA            L12291             1GB MEMORY FOR E3000
-----------------------------------------------------------------------------
Santa Clara, CA            L12293             10 NEC MONITORS AND 3 IBM T
-----------------------------------------------------------------------------
Santa Clara, CA            L12312             10 CPU THINKPADS
-----------------------------------------------------------------------------
Santa Clara, CA            L12317             4 SUN ULTRA AND 1 ULTRA 30
-----------------------------------------------------------------------------
Santa Clara, CA            L12321             1 GB MEMORY FOR E3000 AND SS
-----------------------------------------------------------------------------
Santa Clara, CA            L12323             ENTERPRISE 3000 ENCLOSURE A
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
FURN & FIX,OFF EQUIP
-----------------------------------------------------------------------------
Boise, ID                  L12404             10 CUBICLES
-----------------------------------------------------------------------------
Boise, ID                  L12403             CUBICLE FURNITURE
-----------------------------------------------------------------------------
Boise, ID                  L12399             CUBICLES DELIVERED AND INST
-----------------------------------------------------------------------------
Boise, ID                  L12402             HERMAN MILLER FURNITURE
-----------------------------------------------------------------------------
Boise, ID                  L12398             VARIOUS FURNITURE PIECES
-----------------------------------------------------------------------------
Boise, ID                  L12401             OFFICE FURNITURE 50PCT DEPO
-----------------------------------------------------------------------------
Boise, ID                  L12395             3 OIL PAINTINGS
-----------------------------------------------------------------------------
Boise, ID                  L12391             EIGHT OFFICES OF FURNITURE
-----------------------------------------------------------------------------
Boise, ID                  L12389             HERMAN MILLER FURNITURE
-----------------------------------------------------------------------------
Boise, ID                  L12384             1 CONFERENCE TOP AND 11 CON
-----------------------------------------------------------------------------
Boise, ID                  L12377             5 CHAIRS
-----------------------------------------------------------------------------
Boise, ID                  L12381             CONFERENCE TOP
-----------------------------------------------------------------------------
Boise, ID                  L12380             SOFA AND 2 RECLINERS AND 11
-----------------------------------------------------------------------------
Boise, ID                  L12374             FURN. FOR C. MAROUN DESK
-----------------------------------------------------------------------------
Boise, ID                  L12372             2 CHAIRS AERON
-----------------------------------------------------------------------------
Boise, ID                  L12375             4 LEATHER CHAIRS
-----------------------------------------------------------------------------
Boise, ID                  L12371             CONFERENCE TABLE AND 6 CHAI
-----------------------------------------------------------------------------
Boise, ID                  L12370             8 SIDE CHAIRS FOXTROT EBONY
-----------------------------------------------------------------------------
Boise, ID                  L12369             BOOKCASE AND LATERAL FILE
-----------------------------------------------------------------------------
Boise, ID                  L12363             WORKBENCH
-----------------------------------------------------------------------------
Boise, ID                  L12365             2 EXECUTIVE MILESTONE CHAIR
-----------------------------------------------------------------------------
Boise, ID                  L12364             CREDENZA AND BRIDGE AND LAT
-----------------------------------------------------------------------------
Boise, ID                  L12366             HERMAN MILLER BRAND FURNITU
-----------------------------------------------------------------------------
Boise, ID                  L12362             2 MID BACK WAYFARE HUNTER
-----------------------------------------------------------------------------
Boise, ID                  L12361             LEXEC CHAIR AND CREDENZA AN
-----------------------------------------------------------------------------
Boise, ID                  L12343             2 DRAWER LATERAL FILE MA
-----------------------------------------------------------------------------
Boise, ID                  L12360             PEDESTAL
-----------------------------------------------------------------------------
Boise, ID                  L12359             FOXTROT MAHOGANY CHAIR
-----------------------------------------------------------------------------
Boise, ID                  L12358             EXEC CHAIR CRESCENDO SPRUCE
-----------------------------------------------------------------------------
Boise, ID                  L12357             1 EXEC CHAIR AMBIANCE CONCO
-----------------------------------------------------------------------------
Boise, ID                  L12356             7 LEATHER CHAIRS AND 1 CABI
-----------------------------------------------------------------------------
Boise, ID                  L12350             2 SIDE CHAIR FOXTROT CHERRY
-----------------------------------------------------------------------------
Boise, ID                  L12351             2 SIDE CHAIR FOXTROT EBONY
-----------------------------------------------------------------------------
Boise, ID                  L12352             2 SIDE CHAIR FOXTROT EBONY
-----------------------------------------------------------------------------
Boise, ID                  L12353             2 SIDE CHAIR FOXTROT EBONY
-----------------------------------------------------------------------------
Boise, ID                  L12354             2 SIDE CHAIR FOXTROT EBONY
-----------------------------------------------------------------------------
Boise, ID                  L12355             2 FOXTROT EBONY FRAME CHAIR
-----------------------------------------------------------------------------
Boise, ID                  L12348             VENEER TABLE TOP AND BASE
-----------------------------------------------------------------------------


                           ORACLE
LOCATION                   ASSET#             DESCRIPTION
-----------------------------------------------------------------------------
BLDG & I III.I III
-----------------------------------------------------------------------------
Boise, ID                  L12344             EXEC CHAIR MILESTONE EBONY
-----------------------------------------------------------------------------
Boise, ID                  L12345             EXEC CHAIR MILESTONE EBONY
-----------------------------------------------------------------------------
Boise, ID                  L12346             EXEC CHAIR MILESTONE EBONY
-----------------------------------------------------------------------------
Boise, ID                  L12347             EXEC CHAIR MILESTONE EBONY
-----------------------------------------------------------------------------
Boise, ID                  L12342             AERON EXEC DARK GREY CHAIR
-----------------------------------------------------------------------------
Boise, ID                  L12341             2 CONFERENCE CHAIRS
-----------------------------------------------------------------------------
Boise, ID                  L12340             1 KNEE TILT OPEN ARM CHAIR
-----------------------------------------------------------------------------
Boise, ID                  L12339             SPLIT TOP TABLE
-----------------------------------------------------------------------------
Boise, ID                  L12337             FAB BOARD F WN F
-----------------------------------------------------------------------------
Santa Clara                L12400             7 HERMAN MILLER BRAND CHAIR
-----------------------------------------------------------------------------
Santa Clara                L12397             HERMAN MILLER BRAND FURNITU
-----------------------------------------------------------------------------
Santa Clara                L12396             CUBICLES PARTIAL PYMT
-----------------------------------------------------------------------------
Santa Clara                L12388             20 EXECUTIVE CHAIRS
-----------------------------------------------------------------------------
Santa Clara                L12394             6 COMPLETE OFFICES
-----------------------------------------------------------------------------
Santa Clara                L12383             HERMAN MILLER BRAND FURNITU
-----------------------------------------------------------------------------
Santa Clara                L12385             6 COMPLETE OFFICES
-----------------------------------------------------------------------------
Santa Clara                L12392             15 CHAIRS
-----------------------------------------------------------------------------
Santa Clara                L12390             CUBICLE WORKSTATIONS
-----------------------------------------------------------------------------
Santa Clara                L12367             HERMAN MILLER FURNITURE FIN
-----------------------------------------------------------------------------
Santa Clara                L12382             24 CHAIRS
-----------------------------------------------------------------------------
Santa Clara                L12379             HERMAN MILLER BRAND FURNITU
-----------------------------------------------------------------------------
Santa Clara                L12378             8 CHAIRS
-----------------------------------------------------------------------------
Santa Clara                L12376             4FT TABLE AND CREDENZA AND
-----------------------------------------------------------------------------
Santa Clara                L12373             2 DESK SET UPS TABLE AND CR
-----------------------------------------------------------------------------
Santa Clara                L12368             HERMAN MILLER BRAND FURNITU
-----------------------------------------------------------------------------
Santa Clara                L12367             2 WORKSTATION OUTLETS
-----------------------------------------------------------------------------
Santa Clara                L12349             AERON CHAIR AND HERMAN MILL
-----------------------------------------------------------------------------
Santa Clara                L12338             FREIGHT FOR 24 CHAIRS
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
MAIN EQUIP. & MACH & EQUIP
-----------------------------------------------------------------------------
Buchon Fab                 L12408             USED PROBER
-----------------------------------------------------------------------------
Boise, ID                  L12407             ODYSSEY LIBRARY CNSLT BUS H
-----------------------------------------------------------------------------
Buchon Fab                 L12406             MODEL 34A PICOPROBE WITH TI
-----------------------------------------------------------------------------


                                  SCHEDULE 1.10
                               ASSUMED LIABILITIES

- All financing obligations or other liabilities arising after the Closing Date which relate to the personal property Assets transferred pursuant to Section 3.1(a).

- All obligations and liabilities arising after the Closing Date under the real property Leases transferred pursuant to Section 3.1(b).

                                  SCHEDULE 1.10
                                     LEASES
                                (COPIES ATTACHED)

- Lease Agreement between Amkor Technology, Inc. and MK Plaza Trust dated August 14, 1997 for office space located at 720 Park Boulevard, Suite 230, Boise, Idaho 83712.

- Sublease Agreement between Amkor Technology, Inc. (Sublessor) and Department of Environmental Quality, State of Idaho (Sublessee) dated June 1, 2001 for office space located at 720 Park Boulevard, Suite 230, Boise Idaho 83712.

                                  SCHEDULE 4.1
                  TRANSFERRING EMPLOYEES/SEVERANCE OBLIGATIONS

                                  SCHEDULE 5.4

            SHARED IT DATABASES AND RESOURCES BETWEEN ATI, AWFS & ASI
                               REVISION 1/10/2002

----------------------------------------------------------------------------------------------------------------------------
                     SYSTEM DESCRIPTION                                                 LOCATION                  TYPE
--------------------------------------------------------------------------------------------------------------------------
ATK Network - Connects FAB to Amkor International Network in
Korea for data transfer to Amkor/AWFS systems                                       ATK                       Network
--------------------------------------------------------------------------------------------------------------------------
Amkor International Network - Allows data flow  from FAB to                         West Chester to           Network
Amkor Systems                                                                       Korea
--------------------------------------------------------------------------------------------------------------------------
Amkor Domestic Wide Area Network - Connects Amkor West                              West Chester,             Network
Chester computer center to other AWFS locations in Boise and                        Boise, Santa Clara
Santa Clara
--------------------------------------------------------------------------------------------------------------------------
Amkor European Network - Tail circuit from Amkor Ferney                             Europe                    Network
Voltaire office to AWFS office in Lyon. AWFS then rides our
international circuit from Ferney to Amkor Domestic Network
--------------------------------------------------------------------------------------------------------------------------
Internet services via West Chester Internet Connection -                            West Chester              Network
Provides path for Web Browsing, SMTP email, and Ecommerce.
Includes firewalls.
--------------------------------------------------------------------------------------------------------------------------
Voice Tie Lines - Voice riding on our data network and no cost /                    Boise, Santa Clara,       Network
minute                                                                              FAB
--------------------------------------------------------------------------------------------------------------------------
Internet Services via Boise Internet Connection  - Provides                         Boise                     Network
Internet  access for engineering design exchanges
--------------------------------------------------------------------------------------------------------------------------
CSS AS400 database - provides a central data store for                              West Chester              Application
manufacturing reporting.  Fed by FAB
--------------------------------------------------------------------------------------------------------------------------
Web.Data Ecommerce support - Provides infrastructure and                            West Chester              Application
systems to provide web based reports to customers over the internet
--------------------------------------------------------------------------------------------------------------------------
HR systems                                                                          Chandler                  Application
--------------------------------------------------------------------------------------------------------------------------
Email/Groupware - In addition to dedicated server for                               All Sites                 Application
Boise for email, AWFS utilizes the Amkor Domino system for
email distribution to other sites
--------------------------------------------------------------------------------------------------------------------------
Finance / Accounting for Lyon - Currently provided by Amkor                         Europe                    Application
Ferney Voltaire office
--------------------------------------------------------------------------------------------------------------------------
Finance / Accounting for AWFS Boise - ??                                            Boise                     Application
--------------------------------------------------------------------------------------------------------------------------
SPAM filtering - Email Spam filtering provided by Amkor                             Boise, Santa Clara        Application
outsourced vender
--------------------------------------------------------------------------------------------------------------------------
Software Licenses - Included Lotus Notes Client, Lotus Domino                       Boise, Santa Clara,       Software
Server, Lotus Sametime, Cadence Designs SW, MS Office,                              FAB
Cold Fusion, Anti Virus SW, Novel, Oracle DB (off Amkor Oracle
Enterprise License),
--------------------------------------------------------------------------------------------------------------------------
WorkStations - PC and Sun workstations                                              Boise, Santa Clara,       Hardware
                                                                                    FAB
--------------------------------------------------------------------------------------------------------------------------
Billing Services - Amkor loads AWFS invoice data into Amkor                         Boise, West Chester       Application
Financial Systems
--------------------------------------------------------------------------------------------------------------------------

                                       25